EXHIBIT 10.5I

AMENDMENT TO AGREEMENT

HP Agreement No.: 4660000765	Amendment No.: 6

Supplier: Altiris, Inc.

Effective Date of Amendment: January 1, 2004

This Amendment No. 6 (the “Amendment”) to the License and Distribution Agreement dated November 12, 1999, also known as HP Agreement No. 4660000765, and as previously amended by the parties from time to time (the “Agreement”) is made by and between Hewlett-Packard Company (“HP”) and Altiris, Inc. (“Altiris”) as of the Effective Date referenced above.

Whereas HP and Altiris desire to amend the Agreement and hereby agree as follows:

1.	All capitalized terms which are not defined in this Amendment shall have the meaning as ascribed to them in the Agreement.

2.	Section 9.5 of the Agreement is deleted in its entirety and replaced with the following language:

“License and Upgrade Fees for Internal Use—Deployment Solution. The license fee for a perpetual, Internal Use License of Deployment Solution (previously known as Altiris eXpress) under Section 3.1 shall be [*]. Upgrade Protection, as set forth in Section 8.2 of the Agreement, is not included in such license fee. The license fee is payable by HP at the end of each calendar quarter and is based on the number of nodes installed during such calendar quarter. If HP desires to receive Upgrade Protection for such licenses then HP shall pay an additional annual fee of [*] in advance of the annual Upgrade Protection coverage period. Altiris reserves the right to increase the license fee or annual Upgrade Protection fee effective [*].”

3.	All other terms not expressly amended herein shall remain in full force and effect as set forth in this Agreement. Should a conflict arise between the Amendment and the Agreement, the provisions of this Amendment shall control.

This Amendment has been reviewed and accepted by the following parties as duly noted by signatures below.

APPROVEDAND AGREED TO:

Hewlett-Packard Company (“HP”)		Altiris, Inc. (“Altiris”):

By:	/s/ Marie-Luce Vantyghem	By:	/s/ Rob Wellman

	Signature		Signature

Name:	Marie-Luce Vantyghem	Name:	Rob Wellman
Title:	Sol. Integration Mgr.	Title:	V.P. Strategic Alliance
Date:	March 4, 2004	Date:	March 2, 2004

Reviewed by Altiris Legal
By:	/s/ Eric Gardanier

Date:	2/13/04

[*]	This provision is the subject of a Confidential Treatment Request.